SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date Of Report (Date Of Earliest Event Reported) July 8, 2004

AUTONATION, INC.

(Exact Name Of Registrant As Specified In Its Charter)

DELAWARE	1-13107	73-1105145

(State Or Other Jurisdiction Of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 S.E. 6th Street
Ft. Lauderdale, Florida 33301

(Address Of Principal Executive Offices, Including Zip Code)

Registrant’s Telephone Number, Including Area Code (954) 769-6000

(Former Name Or Former Address, If Changed Since Last Report)

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On July 8, 2004, AutoNation, Inc. (the “Company”) issued a press release announcing preliminary earnings results for the second quarter ended June 30, 2004. A copy of the press release is furnished as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

     The information in this Current Report, including the exhibit hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Section 11 or 12(a)(2) of the Securities Act of 1933, as amended. The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any registration statement or other document filed with the Securities and Exchange Commission by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AUTONATION, INC. (Registrant)
By:	/s/ Jonathan P. Ferrando
Jonathan P. Ferrando
Senior Vice President, General Counsel and Secretary

Dated: July 8, 2004

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INDEX TO EXHIBITS

Exhibit Number	Exhibit Description

99.1	Press Release entitled “AutoNation Announces Preliminary Second Quarter Results,” dated July 8, 2004.

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